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-----------------                                              -----------------
      NUMBER                       ATEC [LOGO]                      SHARES
      ------                                                        ------
   AR
-----------------                                              -----------------

                                ATEC GROUP, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                             Cusip  002306X 60 4
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                                  Common Stock

This Certifies That:               ATEC [LOGO]
                                   (SPECIMEN)

                                (NOT NEGOTIABLE)

is owner of
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 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF
------------------------------ATEC GROUP, INC. ---------------------------------

      transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                        Countersigned:

                                                     NORTH AMERICAN TRANSFER CO.
                                                     Box 311, Freeport, NY 11520
                                                                  TRANSFER AGENT

                               BY:

                                                            AUTHORIZED SIGNATURE

                        ATEC GROUP, INC.[Corporate Seal]

   [Signature]                                                   [Signature]
AUTHORIZED SIGNATURE                                        AUTHORIZED SIGNATURE

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

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________________Custodian__________________
                        (Cust)                      (Minor)
                           under Uniform Gifts to Minors

                                ACT_______________
                                      (State)


    Additional abbreviations may also be used though not in the above list.

 For Value Received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                              __________________________________________________
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THE CERTIFICATE.
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THE SIGNATURE TO THE ASSIGNMENT  MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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